SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 April 16, 2004
                Date of Report (Date of earliest event reported)


                            Valmont Industries, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                            1-31429                 47-0351813
(State or other jurisdiction   (Commission File Number)    (IRS Employer
of incorporation)                                           Identification No.)



One Valmont Plaza
Omaha, Nebraska                                               68154
(Address of principal executive offices)                    (Zip Code)


                          (402) 963-1000
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     Valmont  Industries,  Inc.  issued  a  press  release  on  April  16,  2004 announcing the consummation of the acquisition of Newmark International, Inc. The press release is attached as an exhibit and incorporated by reference.

Item 7(c).  Exhibits.

     99.1 Press release dated April 16, 2004.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Valmont Industries, Inc.

Date:  April 16, 2004
                                            By:    /s/ Terry J. McClain
                                               ------------------------------
                                               Name:  Terry J. McClain
                                               Title: Senior Vice President and
                                                      Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit           Description                                           Page No.

99.1        Press release dated April 16, 2004.............................